EXHIBIT 10.4

                                                          Date of Grant:


                       Non-Statutory Stock Option Granted


                                       by
                                LASERTRON, INC.
                      (hereinafter called the "Company")

                                       to

                      (hereinafter called the "Holder")
                                   under the

                            1992 STOCK OPTION PLAN

                                   WITNESSETH:


  For valuable consideration, the receipt of which is hereby acknowledged, the Company hereby grants to the Holder the following option:

  FIRST: Subject to the terms and conditions hereinafter set forth, the Holder is hereby given the right and option to purchase from the Company at the option price of $----- per share an aggregate of ----- shares of Common Stock of the Company (par value $.01 per share) at the time and in the manner hereinafter stated. Except as otherwise provided in this Agreement and unless terminated earlier pursuant to the terms hereof, this option may be exercised in full, or in part from time to time, at any time during the period commencing [Date] and ending on [Date] (the "Expiration Date").

  This option is and shall be subject in every respect to the provisions of the Lasertron, Inc. 1992 Stock Option Plan (the "Plan") , as amended from time to time, which is incorporated herein by reference and made a part hereof. In the event of any conflict or inconsistency between the terms hereof and those of the Plan, the latter shall prevail. References herein to the Board of Directors of the Company shall also constitute a reference to the Committee, if any, appointed by the Board of Directors pursuant to the Plan.

  This option shall be exercised by the delivery of written notice to the Company setting forth the number of shares with respect to which the option is to be exercised (the "Notice") , together with (a) cash, certified check, bank draft or postal or express money order payable to the order of the Company, or (b) with the consent of the Board of Directors of the Company, shares of Common Stock of the Company having a fair market value equal to the option price of such shares, or (c) with the consent of the Board of Directors of the Company, a combination of (a) and (b). For the purpose of the preceding sentence, the fair market value per share of the Common Stock so delivered to the Company shall be the fair market value per share as determined by the Board of Directors of the Company.

  SECOND: As a condition precedent to any exercise of this option, the Holder (or if any other individual or individuals are exercising this option, such individual or individuals) shall deliver to the Company an investment letter in form satisfactory to the Company's counsel that shall contain, among other matters, a statement in writing that the option is then being exercised only with a view to investment in, and not with a view to or in connection with any resale or distribution of, the shares with respect to which the option is then being exercised; that the Holder has been advised that Rule 144 of the Securities and Exchange Commission (the "Commission"), which permits the resale, subject to various terms and conditions, of small amounts of "restricted securities" (as therein defined) after they have been held for two years, does not now apply to the Company because the Company is not now required to file, and does not file, current reports under the Securities Exchange Act of 1934 (the "Exchange Act"), nor is there publicly available information concerning the Company substantially equivalent to that which would be available if the Company were required to file such reports; that the Holder understands that there is no assurance that the Company will ever become a reporting company under the Exchange Act and that the Company has no obligation to the Holder to do so; that the Holder and/or the Holder's attorneys, accountants, and/or analysts have fully investigated the Company and the business and financial conditions concerning it and have knowledge of the Company's then current corporate activities and financial condition; and that the Holder believes that the nature and amount of the shares being purchased by the Holder are consistent with his investment objectives, abilities and resources. The restriction imposed by this paragraph and any investment representation made pursuant to this paragraph shall be inoperative upon the registration with the Commission of the stock subject to this option or acquired through the exercise of this option.

  THIRD: Within a reasonable time following the receipt by the Company of the option price for any shares to be purchased hereunder and the investment letter referred to hereinabove, the Company will deliver or cause to be delivered to the Holder (or if any other individual or individuals are exercising this option, to such individual or individuals) a certificate or certificates for the number of shares with respect to which the option is then being exercised, registered in the name or names of the individual or individuals exercising the option, against payment of the option price of such shares; provided, however, that if any law or regulation or order of the Commission or other body having jurisdiction in the premises shall require the Company or the Holder (or the individual or individuals exercising this option) to take any action in connection with the shares then being purchased, the date for the delivery of the certificates for such shares shall be extended for the period necessary to take and complete such action. The Company may imprint upon said certificate the legend set forth in the Plan or such other legends referencing stock transfer restrictions which counsel for the Company considers appropriate. Delivery by the Company of the certificates for such shares shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have deposited such certificates in the United States mail, addressed to the Holder, at the address specified in the Notice.

  FOURTH: If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, in any such case without receiving compensation therefor in money, services or property, then the number, class, and per share price of shares of stock subject to this option shall be appropriately adjusted in such a manner as to entitle the Holder to receive upon exercise of this option, for the same aggregate cash consideration, the same total number and class of shares as he would have received as a result of the event requiring the adjustment had he exercised this option in full immediately prior to such event.

  After a merger of or consolidation of the Company and one or more corporations in which the stockholders of the Company immediately prior to such merger or consolidation own after such consolidation or merger shares representing at least 50 percent of the voting power of the Company or the surviving or resulting corporation, as the case may be, the Holder shall, at no additional cost, be entitled upon exercise of this option to receive in lieu of shares of Common Stock, the shares of stock or other securities or property (including, without limitation, shares of stock or other securities of another corporation) to which the Holder would have been entitled pursuant to the terms of the merger or consolidation if, immediately prior to such merger or consolidation, the Holder had been the holder of record of a number of shares of Common Stock equal to the number of shares for which the Holder wishes to exercise this option.

  If the Company is merged or consolidated with another corporation under circumstances in which the stockholders of the Company immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50 percent of the voting power of the Company or the surviving or resulting corporation, as the case may be, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets while this option remains outstanding, (i) subject to the provisions of clause (iii) below, after the effective date of such merger, consolidation, liquidation, sale or disposition, as the case may be, the Holder of this option shall be entitled, upon exercise of this option, to receive, in lieu of shares of Common Stock, the shares of such stock or other securities, cash or property (including, without limitation, shares of stock or other securities of another corporation) to which the Holder would have been entitled pursuant to the terms of the merger, consolidation, liquidation, sale or disposition if, immediately prior to such event, the Holder had been the holder of record of a number of shares of Common Stock equal to the number for which the Holder wishes to exercise the option; or (ii) this option may be canceled by the Board of Directors as of the effective date of such merger, consolidation, liquidation, sale or disposition provided that (x) notice of such cancellation shall be given to the Holder and (y) the Holder shall have the right to exercise this option in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation, sale or disposition.

  Except as hereinbefore expressly provided, the issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to outstanding options.

  FIFTH: No person shall, by virtue of the granting of this option to the Holder, be deemed to be a holder of any shares purchasable under this option or to be entitled to the rights or privileges of a holder of such shares unless and until this option has been exercised with respect to such shares and they have been issued pursuant to that exercise of this option.

  The granting of this option shall not impose upon the Company any obligation to employ or continue to employ the Holder; and the right of the Company to terminate the employment of the Holder shall not be diminished or affected by reason of the fact that this option has been granted to him.

  The Company shall, at all times while any portion of this option is outstanding, reserve and keep available, out of shares of its authorized and unissued stock or reacquired shares, a sufficient number of shares of its Common Stock to satisfy the requirements of this option; shall comply with the terms of this option promptly upon exercise of the option rights; and shall pay all fees or expenses necessarily incurred by the Company in connection with the issuance and delivery of shares pursuant to the exercise of this option.

  SIXTH: This option and the rights and privileges conferred hereby shall not be assigned, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution and shall not be subject to execution, attachment or similar process.

  This option is exercisable, during the Holder's lifetime, only by the Holder, and by such Holder only while the Holder is an employee of the Company, its parent company or any subsidiary of the Company, except that in the event the Company terminates the employment of the Holder without cause and other than for death or retirement in good standing from the employ of the Company or such parent or subsidiary for reasons of age or disability under the then established rules of such corporation, the Holder shall have the right to exercise this option in part or in full within 30 days after the date the Holder so ceases to be an employee of the Company or such parent or subsidiary (but not later than the expiration date of this option).

  As used herein, "cause" shall mean (x) any material breach by the Holder of any agreement to which the Holder and the Company are both parties, (y) any act or omission to act by the Holder that may have a material and adverse effect on the Company's business or on the Holder's ability to perform services for the Company, including, without limitation, the commission of any crime (other than ordinary traffic violations) , or (z) any material misconduct or material neglect of duties by the Holder in connection with the business or affairs of the Company or any parent or subsidiary of the Company.

  In the event of the death of the Holder while in the employ of the Company or said parent company or subsidiary and before the date of expiration of this option, the Holder's executors, administrators, heirs or legatees, as the case may be, shall have the right to exercise this option in part or in full at any time within 180 days after the Holder's death (but not after the termination date of this option). In the event of the retirement of the Holder in good standing for reasons of age or disability under the then established rules of the Company or a parent or subsidiary of the Company, the Holder shall have the right to exercise this option in part or in full at any time within 90 days after the date of said retirement (but not after the termination date of this option).

  SEVENTH: Any notice to be given to the Company hereunder shall be deemed sufficient if addressed to the Company and delivered at the office of the Treasurer of the Company, or such other address as the Company may hereafter designate, or when deposited in the mail, postage prepaid, addressed to the attention of the Treasurer of the Company at such office or other address.

  Any notice to be given to the Holder hereunder shall be deemed sufficient if addressed to and delivered in person to the Holder at the Holder's address furnished to the Company or when deposited in the mail, postage prepaid, addressed to the Holder at such address.

   EIGHTH: This option is subject to all laws, regulations and orders of any governmental authority that may be applicable thereto and, notwithstanding any of the provisions hereof, the Holder agrees that the Holder will not exercise the option granted hereby nor will the Company be obligated to issue any shares of stock hereunder if the exercise thereof or the issuance of such shares, as the case may be, would constitute a violation by the Holder or the Company of any such law, regulation or order or any provision thereof.

  NINTH: Prior to the effective date of a registration statement under the Securities Act of 1933 covering any shares of the Company's Common Stock and until such time as the Company shall have effected a public offering of Common Stock, the Holder may not sell, assign, transfer, exchange, encumber or otherwise dispose of any shares of Common Stock issued pursuant to the exercise of this option or any interest in such shares now held or hereafter acquired by Holder without first giving written notice thereof to the Company identifying the proposed transferee, the purchase price, if any, and terms of the proposed transaction, and offering such shares to the Company for purchase by it at the same price and on the same terms. Such offer shall be in writing and mailed, postage prepaid, or delivered to the Company at its principal office.

  The Company shall have 30 days after actual receipt of such offer to notify the Holder in writing of its intention to purchase all or any part of such shares. If the Company elects to repurchase all or part of such shares, the Holder shall deliver the shares, free of all encumbrances, within 30 days of the date of acceptance of the offer to sell, against payment therefor at the same price and according to the same terms as were offered by the proposed transferee. If an offer has not been accepted by the Company as to any or all offered shares within the time specified in this Article NINTH, then the Holder shall have 120 days within which the Holder may transfer the shares as to which the offer shall not have been accepted, free of the restrictions imposed by this Article, to the proposed transferee at the same price and according to the same terms as the Holder previously notified the Company.

  As long as any shares are subject to the foregoing restrictions on transfer, the purchaser of such restricted shares sold on execution or by order of any court shall within 90 days after such sale, and any executor, administrator, legatees or heirs of the Holder's estate, or any trustee in bankruptcy, receiver or other officer or legal representative appointed by any court in whom title to any of such restricted shares shall have vested either by operation of law or otherwise, shall within 90 days after appointment, offer all of such restricted shares for sale to the Company at the same price as the Holder would have been required to offer them.

   The Company may inscribe on the face of any certificate representing any of the shares issued pursuant to the exercise of this option a legend referring to the provisions of this Article NINTH. If any transfer of restricted shares is made or attempted in violation of the foregoing restrictions, or if restricted shares are not offered to the Company as required hereby, the Company shall have the right to purchase such shares from the owner thereof or such owner's transferee at any time before or after the transfer, as herein provided. In addition to any other legal or equitable remedies which it may have, the Company may enforce its rights by actions for specific performance (to the extent permitted by law) and may refuse to recognize any transferee as one of its stockholders for any purpose, including, without limitation, for purposes of dividend and voting rights, until all applicable provisions hereof have been complied with.

  TENTH: The Holder agrees for a period of up to 180 days from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company's securities), not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any shares issued pursuant to the exercise of such option, without the prior written consent of the Company or such underwriters, as the case may be.

  IN WITNESS WHEREOF, the Company has caused this instrument to be executed in its name and on its behalf as of the date first above written.

                                             LASERTRON, INC.


                                             By:

                                             Its